MAY 1, 2020

Summary Prospectus

RMB INVESTORS TRUST

RMB Mendon Financial Long/Short Fund

RMBFX (Class A)
RMBCX (Class C)
RMBIX (Class I)

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-462-2392. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

Before you invest in the Fund, as defined below, you may want to review the Fund's prospectus, reports to shareholders and statement of additional information ("SAI"), which contain more information about the Fund and the risks of investing in the Fund. The Fund's current prospectus and SAI, each dated May 1, 2020, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, SAI, reports to shareholders, and other information about the Fund online at www.rmbfunds.com/literatureand-forms/. You may also obtain this information at no charge by calling 1-800-462-2392 or by sending an email request to rmbfunds@rmbcap.com.

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RMB FUNDS

INVESTMENT OBJECTIVE: The RMB Mendon Financial Long/Short Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 57 of this prospectus, Appendix A to this prospectus, and the “Purchase and Redemption of Shares” section on page 29 of the Fund’s Statement of Additional Information. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class I shares, which are not reflected in the Fee Table or the Example below.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.90%	0.90%	0.90%
Distribution and Shareholder Service (12b-1) fees	0.30%	1.00%	N/A
Other expenses
Short sale dividend and interest expenses[2]	0.46%	0.45%	0.45%
Remainder other expenses	0.31%	0.32%	0.31%
Total other expenses	0.77%	0.77%	0.76%
Total Annual Fund Operating Expenses[3]	1.97%	2.67%	1.66%
1    The Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see the section entitled “The Investment Adviser.”

[2]
Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Funds’ use of short sales.

[3]
Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses (“AFFE”).

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$690	$1,087	$1,509	$2,681
Class C	$370	$829	$1,415	$3,003
Class I	$169	$523	$902	$1,965
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$270	$829	$1,415	$3,003

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity instruments of companies of any market capitalization that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy. The Fund will take long and short positions in companies in the financial services sector of any size. The portion invested in small, medium or large companies is expected to vary over time. The Fund is not designed to be market neutral. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds.
For purposes of selecting investments, the Fund defines the financial services sector broadly. It includes (but is not limited to) the following:

•	Banks

•	Insurance companies

•	Consumer and commercial finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Financial conglomerates

•	Financial technology companies

•	Real Estate Investment Trusts
The portfolio manager constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.
The Fund takes ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with an anticipated maximum short exposure of 30% of net assets. When taking a ‘‘short’’ equity position, the Fund borrows the security from a third party and sells it at the then current market price. A ‘‘short’’ equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Selling short may serve to hedge the Fund’s long portfolio in periods of market decline and to use negative information about companies gained from the sub-adviser’s research to the Fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of geographic regions.

The Fund may sell securities or close a short position for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.
The Fund also uses futures and/or options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements or as an alternative to selling a security short. The Fund expects that its primary investments in derivatives will be in written covered call options and long put options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long put option purchases allow the option holder to sell or “put” the underlying security at the contract strike price at a future date. If the price of the underlying security declines in value, the value of the long put option increases. Options are wasting assets and expire, and as a result can expose the Fund to significant loss.
The Fund’s use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivatives instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value per share to be volatile.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The risk would be greater if any of the categories of securities that the Fund emphasizes — mid and small-capitalization stocks or particular sectors or sub-sectors — fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Financial Services Sector Risk — A Fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, reduced credit market liquidity, regulatory changes, price competition, and general economic and market conditions. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. Financial services companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. The COVID-19 pandemic has had, and may continue to have, a significant negative impact on economies and financial markets worldwide, resulting in higher debt defaults, loan write-offs, and government intervention, historically low interest rates, and potentially the failure of some financial institutions, each of which would reduce investment performance of financial services companies.

•
Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for loss to the Fund and its shareholders. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

•
Emerging Markets Risk - Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•
Currency Risk - Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•
Derivatives Risk – The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•
Leverage Risk – To the extent the Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

•
Call and Put Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the reference asset. Writing covered put options may subject the Fund to a decrease in the market price of the reference asset. Purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. Options are wasting assets and expire, and as a result can expose the Fund to significant losses. Premiums from the sale of call options will result in short-term capital gains. The Fund will have no control over the exercise of the call options it writes and therefore may be forced to realize capital gains or losses at inopportune times.

•
Micro Capitalization Companies Risk — Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid

•
Small- and Mid-Capitalization Companies Risk — Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some of the Fund’s small-cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

•
Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Non-Diversification Risk — Matters affecting the stock price of a single company in which the Fund invests may have a greater impact on the Fund’s share price than in a diversified Fund. Such non-diversification will increase the volatility of the value of the Fund’s portfolio investments.

•
Portfolio Turnover Risk — The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. High turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.

PAST PERFORMANCE
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s performance figures assume that all distributions were reinvested in the Fund and reflect the Fund’s operating expenses.
The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The returns in the performance table reflect any applicable sales charges. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB Mendon Financial Long/Short Fund – Return for Class A Shares
(returns do not reflect sales charges and would be lower if they did)

Best Quarter: 14.18% in the 4thQuarter of 2016
Worst Quarter: (20.09)% in the 3rd Quarter of 2011

Average Annual Total Returns
(For the following periods ended 12/31/2019)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	8.01%	0.98%	4.69%
Total Return After Taxes on Distributions	8.01%	0.85%	4.12%
Total Return After Taxes on Distributions and Sale of Fund Shares	4.74%	0.75%	3.54%
CLASS C SHARES
Total Return Before Taxes	11.85%	1.28%	4.48%
CLASS I SHARES[1]
Total Return Before Taxes	14.01%	2.31%	5.38%
The KBW Bank Index Total Return[2] (reflects no deduction of fees, expenses or taxes)	36.13%	11.40%	12.53%

[1]
Class I shares commenced investment operations on August 19, 2015. Performance shown prior to August 19, 2015 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.

[2]	Total return” of the index reflects reinvestment of dividends in the index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser”).

Sub-Adviser
Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser.

Portfolio Manager
Anton Schutz has had primary day-to-day responsibility for the Fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

On March 25, 2020, the Fund’s Board of Trustees approved the reorganization of the Fund into the RMB Mendon Financial Services Fund (the “Long/Short Fund Reorganization”). As a result of the Long/Short Fund Reorganization, Fund shareholders will receive shares of the RMB Mendon Financial Services Fund that will have a total value equal to the total value of their shares in the Fund as of the close of business on the closing date of the Long/Short Fund Reorganization. Following the Long/Short Fund Reorganization, the Fund will cease operations and liquidate. The Long/Short Fund Reorganization is expected to be completed on or about June 19, 2020.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Where to Get More Information
Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’
performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.
Statement of Additional Information (SAI)
The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s
Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us
You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at
www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com
Investment Company Act file number: 811-00994